POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2002.


                                           _________/s/_________________________
                                           Daniel Condon
                                           Trustee


STATE OF KENTUCKY          )
                           )        ss:
COUNTY OF FAYETTE          )

     Before me, a Notary Public, in and for said county and state, personally appeared Daniel Condon, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 18th day of December, 2002.


                                                /s/ Ann N. Barnes
                                                Notary Public


                                                My commission expires: 1/23/2005



                                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of December, 2002.


                                          _______/s/___________________________
                                          Ronald Tritschler
                                          Trustee


STATE OF KENTUCKY                   )
                                    )        ss:
COUNTY OF FAYETTE                   )

     Before me, a Notary Public, in and for said county and state, personally appeared Ronald Tritschler, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 18th day of December, 2002.


                                              /s/ Lisa J. Turner
                                              Notary Public


                                              My commission expires: 9/23/06